SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      PACIFIC MAGTRON INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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

                       PACIFIC MAGTRON INTERNATIONAL CORP.
                             1600 California Circle
                               Milpitas, CA 95035


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  June 30, 2000


     The 2000 Annual Meeting of Shareholders of Pacific Magtron International Corp. will be held at the offices of Pacific Magtron at 1600 California Circle, Milpitas, California 95035 on Friday, June 30, 2000, at 10:00 a.m., Pacific Time.

MATTERS TO BE VOTED ON:

     1.   Election of six directors; and

     2. Ratification of the selection of BDO Seidman, LLP as the independent public accountants for the Company's fiscal year 2000.


     The close of business on May 31, 2000 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at the offices of Pacific Magtron International Corp.,1600 California Circle, Milpitas, CA 95035, for examination by any shareholder.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                        By Order of the Board of Directors



                                        Theodore S. Li
                                        President


Milpitas, California
June 7, 2000

                                 PROXY STATEMENT

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................  1
   Who Can Vote..............................................................  1
   Voting by Proxies.........................................................  1
   How You May Revoke Your Proxy Instructions................................  1
   How Votes are Counted.....................................................  2
   Cost of this Proxy Solicitation...........................................  2
   Attending the Annual Meeting..............................................  2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?..............................  2

WHO SHOULD I CALL IF I HAVE QUESTIONS?.......................................  2

PROPOSALS....................................................................  3
  PROPOSAL NO. 1 - ELECT SIX  DIRECTORS......................................  3
  PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS............  5

INFORMATION ABOUT THE NOMINEES...............................................  4

ABOUT THE BOARD AND ITS COMMITTEES...........................................  6

ABOUT THE EXECUTIVE OFFICERS.................................................  7

EXECUTIVE COMPENSATION.......................................................  7

STOCK OPTION GRANTS IN 1999 AND
  1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES.....................  8

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..................  8

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION................  8

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................... 10

OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL STOCKHOLDERS
  AND OUR MANAGEMENT......................................................... 10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................... 11

STOCK PRICE PERFORMANCE GRAPH................................................ 11

OTHER MATTERS................................................................ 13

SHAREHOLDER PROPOSALS........................................................ 13

ANNUAL REPORT................................................................ 13

                                 PROXY STATEMENT


     Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the persons who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "PMIC" and the "Company" refer to Pacific Magtron International Corp. The Proxy Statement is first being sent to our shareholders on or about June 7, 2000.


                               GENERAL INFORMATION

WHO CAN VOTE


You are entitled to vote your common stock if our records showed that you held your shares as of May 31, 2000. At the close of business on that date, 10,100,000 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.


VOTING BY PROXIES

If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from it that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your common stock by signing, dating and mailing the Proxy Card in the envelope provided. Of course, you can always come to the meeting and vote your shares in person. If you give us a proxy without giving specific voting instructions, your shares will be voted by the Proxies as recommended by the board of directors. We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your common stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

HOW YOU MAY REVOKE YOUR PROXY INSTRUCTIONS

You may revoke your proxy instructions by any of the following procedures:

*  Send us another signed proxy with a later date;

* Send a letter to our secretary revoking your proxy before your common stock has been voted by the Proxies at the meeting; or

*  Attend the Annual Meeting and vote your shares in person.

HOW VOTES ARE COUNTED

Inspectors of election will be appointed for the meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote with respect to that matter.

COST OF THIS PROXY SOLICITATION

We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.

ATTENDING THE ANNUAL MEETING

If you are a holder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of our shares on the record date are examples of proof of ownership. Although you may attend the meeting, you will not be able to vote your common stock held in street name in person at the meeting and will have to vote through your broker or bank. If you want to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.

                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECTION OF SIX DIRECTORS


The six nominees for director who receive the most votes will be elected. There is no cumulative voting. Therefore, if you do not vote for a nominee or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count for or against any nominee.


PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. Therefore, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the Annual Meeting or voting, please call Hui "Cynthia" Lee, our Corporate Secretary. Ms. Lee may be reached at (408) 956-8888.

                                    PROPOSALS

                      PROPOSAL NO. 1 - ELECT SIX DIRECTORS

NUMBER OF DIRECTORS TO BE ELECTED

An entire Board of Directors, consisting of six directors, is to be elected at the Annual Meeting. Each Director elected will hold office until the next annual meeting and the election of their successors. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the resigning director's term. Our Articles of Incorporation call for a Board consisting of not fewer than one member.

VOTE REQUIRED

Under Nevada law, when directors are to be elected to office each stockholder is entitled to one vote for each share of stock standing in the stockholder's name on the records of the corporation.

NOMINEES OF THE BOARD

The Board has nominated the following individuals to serve on our Board of Directors until the next annual meeting and the election of their successors:

                        Theodore S. Li
                        Hui Lee
                        Jey Hsin Yao
                        Betty Li
                        Hank C. Ta
                        Limin Ha

All of these nominees are currently serving on the Board. Each of the nominees has agreed to be named in this proxy statement and to serve if elected.

See "Information about the Nominees" on the following page for information regarding each of the Nominees listed above.

We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES

THEODORE S. LI
(age 42)


Mr. Li has served as the President, Treasurer and a Director of the Company since 1998 and as the President and a Director of PMI since 1995. He is responsible for the Company's operations, technical functions and finance. Mr. Li received his bachelor of science in computer science from the University of Oregon. Mr. Li is married to Ms. Betty Li.


HUI "CYNTHIA" LEE
(age 37)


Ms. Lee has served as the Secretary and a Director of the Company since 1998, and as a Director and Vice President, Sales and Purchasing of PMI since 1995 She is responsible for the Company's sales and purchasing functions. She received her bachelor of language and literature from Chang Chi University in Taiwan. Ms. Lee is married to Dr. Yao.


JEY HSIN YAO, PH.D.
(age 37)


Dr. Yao has served as a Director of the Company since 1998 and as a Director and the Secretary of PMI since 1995. He has been employed at Fujitsu as a senior researcher since 1992. He received his bachelor of science in electrical engineering from National Taiwan University, and his master and Ph.D degrees from the Department of Electrical Computer Engineering of the University of California, Santa Barbara. Dr. Yao is married to Ms. Lee.


BETTY LI
(age 39)


Ms. Li has served as a Director of the Company since 1998, and as a Director of PMI since 1995. She has been an engineer with Motorola since 1988. Ms. Li is married to Mr. Li.


HANK C. TA
(age 42)


Mr. Ta has been a Director of the Company since 1999. Mr. Ta has been the President and Chief Executive Officer of CC Integration/MicroAge since 1992. This company is an authorized reseller from Compaq, Cisco and Hewlett Packard. He received his bachelor of science in electrical engineering from San Jose State University.


LIMIN HU, PH.D
(age 37)


Dr. Hu has been a Director of the Company since 1999. Dr. Hu has been a President for Hugo Technologies, Inc. since February 1996. In that capacity he provides consulting services in system integration and architecture, client/sewer and database management systems, Internet and networking, software and cross-platform development, and multimedia systems. From December 1994 to January 1996 he was a Vice President and General Manager for Teknekron Systems LLC. He received his bachelor of science in electrical engineering from National Taiwan University, ROC and his Ph.D in electrical engineering and computer science from the University of California, Berkeley.


                YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION
                    OF THE SIX NOMINEES UNDER PROPOSAL NO. 1

         PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


     Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of BDO Seidman, LLP, 125 South Market Street, San Jose, California 95113, as independent accountants to examine our financial statements for the fiscal year ending December 31, 2000, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the shareholders do not ratify the appointment of BDO Seidman, LLP the selection of independent accountants will be reconsidered by our Board of Directors.


     For the years ended December 31, 1999 and 1998, BDO Seidman, LLP provided our audit services which included examination of our annual consolidated financial statements, review of unaudited quarterly financial information, assistance and consultation in connection with the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission and other filings with the Commission, and consultation in connection with various audit-related and accounting matters. The consolidated financial statements and schedule of the Company for the year ended December 31, 1997 were audited by Meredith, Cardozo, Lanz & Chiu LLP, whose practice has been combined with BDO Seidman, LLP. None of the financial statements prepared by BDO Seidman, LLP contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

     We do not expect that representatives of BDO Seidman, LLP will be present at the annual meeting.

     The Proxies will vote in favor of ratifying the selection of BDO Seidman, LLP unless instructions to the contrary are indicated on the accompanying proxy form.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 2

                       ABOUT THE BOARD AND ITS COMMITTEES

THE BOARD


We are governed by a Board of Directors, and various committees of the Board which meet throughout the year. The Board of Directors held no meetings and acted by unanimous written consent seven times during 1999. Directors discharged their responsibility throughout the year through informal telephonic conferences and other communications with the Chairman and others regarding our business.


COMMITTEES OF THE BOARD

The Board has one committee, the Audit Committee. The function of this Committee is described below along with the current membership and number of meetings held during 1999.

AUDIT COMMITTEE

Our Audit Committee is composed of Hank C. Ta and Limin Hu, PhD. The charter of our Audit Committee is to review, examine and discuss with our management and auditors, as the case may be, those matters that primarily relate to financial controls and audit. Its duties include the review, examination and discussion of the following:

* the findings of the independent auditors resulting from their audit and certification of our financial statements;

* our accounting principles for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may materially affect us;

* the adequacy of our financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

* recommendations by the independent auditors or the internal auditing staff with respect to changes in our policies or practices.


Mr. Ta and Dr. Hu were appointed to the Audit Committee in April 1999, and the committee held no meetings during 1999.


DIRECTOR COMPENSATION

Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings. We did not grant any options to our non-employee directors in 1999.

LIMITATION OF LIABILITY OF DIRECTORS

Nevada law permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on, or the elimination of, liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend that was illegal under Nevada law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by the Nevada law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct. Our Articles of Incorporation eliminate the personal monetary liability of directors to the extent allowed under Nevada law.

                          ABOUT THE EXECUTIVE OFFICERS


     Theodore S. Li and Hui "Cynthia" Lee are our principal executive officers. For information regarding Mr. Li and Ms. Lee, please refer to "Information About the Nominees" beginning on Page 4. All executive officers are appointed by and serve at the discretion of the Board for continuous terms. Neither of our executive officers have employment agreements with the Company.


                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by us to the chief executive officer and the most highly compensated executive officers and key employees whose total remuneration exceeded $100,000 for services rendered in all capacities to us during the last three completed fiscal years.


                                         Annual Compensation(1)
Name and Principal                       ----------------------     All Other
Position                        Year      Salary       Bonus     Compensation(2)
--------                        ----      ------       -----     ---------------
Theodore Li                     1999     $120,000           --       $2,300
President, Chief Executive      1998      120,000           --        2,300
Officer, Treasurer and          1997      120,000     $250,000        2,300
Director

Hui "Cynthia" Lee               1999      120,000           --        2,500
Secretary and Director          1998       97,500           --        2,495
                                1997       75,540      250,000        2,205

----------
(1) No executive officer named in the Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his or her aggregate salary and bonus.
(2) Consists of contributions made by the Company on behalf of the executive officer to the PMI Pension/Profit Sharing Plan.

                         STOCK OPTION GRANTS IN 1999 AND
             1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES


     There were no stock options granted to executive officers in 1999, no stock options are held by executive officers, and no stock options were exercised in 1999.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company did not have a Compensation Committee, and the entire Board of Directors made executive officer compensation decisions. Both Mr. Theodore Li and Ms. Hui "Cynthia" Lee were executive officers of the Company and participated in the deliberations of the Company's Board of Directors concerning executive officer compensation. Beginning in 2000, the Company plans on implementing a Compensation Committee, which will be comprised of at least a majority of non- employee directors.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report relates to compensation decisions made by the Company's Board. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

WHAT IS OUR COMPENSATION PHILOSOPHY?

Decisions on compensation of the Company's executive officers were made by the Board of Directors (the "Board"). The Company plans on creating a Compensation Committee comprised of at least a majority of non-employee Directors (the "Committee"). For fiscal 1999, the Board followed the belief that compensation should be based upon the following subjective principles:

* Compensation should reflect and promote the Company's values, and reward individuals for contributions to the Company's success.

*  Compensation should be related to the value created for stockholders.

* Compensation programs should integrate the long- and short-term strategies of the Company.

* Compensation should integrate the long- and short-term strategies of the Company.

* Compensation programs should be designed to attract and retain executives critical to the success of the Company.

Executive compensation is comprised of salary. Due to the level of compensation received by the officers of the Company, the Board has not yet deemed it necessary to adopt a policy regarding the one million-dollar cap on deductibility of certain executive compensation under Section 162(m) of the Internal Revenue Code.

BASE SALARY

Salary recommendations were submitted to the Board by senior management on request. In evaluating these recommendations, the Board took into account management's efforts and the performance of the Company. The Board also took into account (i) management's consistent commitment to the long-term success of the Company through the development of new and improved products and (ii) the amount of Company common stock owned by each executive.

The Board attempted to assimilate the foregoing factors when it rendered its compensation decisions; however, the Board recognizes that its decisions are primarily subjective in nature due to the subjective nature of the criteria. The Board did not assign any specified weight to the criteria it considers.

Salary recommendations are fixed at levels that the Board believes are sufficient, especially in light of the fact that Mr. Li and Ms. Lee are major shareholders of the Company, which the Board believes aligns their interests with the other shareholders. In the past three fiscal years, the Board has not increased the annual salary for the Chief Executive Officer, and the average annual salary increase for Ms. Lee has been approximately 26%.

OPTIONS

The new Compensation Committee will administer the Company's Stock Option Plan (the "Plan"). All employees of the Company are eligible to participate in the Plan. The exercise price of options granted under the Plan will not be less than the fair market value of the Company's common stock on the day of grant. No options have been granted to the Chief Executive Officer or Ms. Lee, primarily because Mr. Li and Ms. Lee are already major shareholders of the Company. The Board believes Mr. Li's and Ms. Lee's stockholding align their interests with the long-term goals of the Company and the other shareholders.

CHIEF EXECUTIVE OFFICER

The Board's evaluation process of the Chief Executive Officer's compensation was comprised of the same components that were utilized in evaluating other members of senior management. Mr. Li's salary was not increased.

                                The Board of Directors

                                Theodore S. Li
                                Hui "Cynthia" Lee
                                Jey Hsin Yao, Ph.D.
                                Betty Li
                                Hank C. Ta
                                Limin Hu, Ph.D

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such officers, directors and shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms were required for such persons, the Company believes that during fiscal year ended December 31, 1999 its officers, directors and greater than 10% beneficial owners have complied with all filing requirements applicable to them.


             OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL STOCKHOLDERS
                               AND OUR MANAGEMENT


     The following table sets forth information, as of May 31, 2000 with respect to the number of shares of our common stock beneficially owned by individual directors, by all directors and officers as a group, and by persons who we know own more than 5% of our common stock. We have no other class of voting stock outstanding. The address of each shareholder listed below is 1600 California Circle, Milipitas, California 95035.

Name of Beneficial                   Number of Shares             Percent of
Owner and Address                    Beneficially Owned           Common Stock
-----------------                    ------------------           ------------
Theodore S. Li(1)                        4,500,000                    45%

Hui "Cynthia" Lee(2)                     4,500,000                    45%

Betty Li(1)                              4,500,000(3)                 45%

Jey Hsin Yao(2)                          4,500,000(3)                 45%

All officers and Directors as a          9,000,000                    89%
  group (4 persons)

----------
(1)  Mr. Li and Ms. Li are married.
(2)  Ms. Lee and Dr. Yao are married.
(3) Is comprised of shares registered in the name of the listed person's spouse.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     On October 9, 1995, Mr. Li and Ms. Lee, each borrowed $90,000 from the Company pursuant to promissory notes, which each bear interest at the rate of five percent and are unsecured. With respect to both notes, principal and interest are due on June 30, 2000. The accrued interest due pursuant to these notes was $43,600 as of December 31, 1999. Mr. Li and Ms. Lee are both Directors and executive officers of the Company.

     During 1999 and 1998, the Company recognized $724,000 and $470,000, respectively, in sales revenues from a company wholly-owned by Hank C. Ta, a Director of the Company.


                         STOCK PRICE PERFORMANCE GRAPH


     The following graph compares the cumulative shareholder return on the Company's Common Stock from July 18, 1998 through December 31,1999, based on the market price of the Common Stock, with the cumulative total return of the NASDAQ Market Index and a Peer Group Index comprised of the following companies engaged in the sale or distribution of microcomputer products: Allstar Sys. Inc., ATS Money System Inc., CDW Computer Ctrs. Inc., Chancellor Corp. , Compucom Sys. Inc., Computone Corp. Com., Cumetrix Data Sys. Corp., Digital Commerce, Into. Inc., Egan Sys. Inc., Emarketplace, Inc., European Micro Holdings, Inc., Government Technology Services, Inc., Henry Jack & Associates, Inc., Infonow Corp., Insight Enterprises Inc., Latitute Communications Inc., Lifschultz Industries, Inc. Lion, Inc. McGlen Internet Group Inc., Com, Merisel, Inc., MicroAge, Inc., National Instruments Corp., Optio Software Inc., PC Service Source, Inc., Precis Smart Card System, Inc., Quartz Group, Inc., Sand Technology, Inc., Savior Technology Group, Inc., Scansource Inc., SED International Holdings, Inc., Software Spectrum, Inc., Tech Data Corp., Tech Squared, Inc. Transnet Corp., Unicomp Inc., Viewcast, Inc., Vitech Amer Inc., Voicenet Inc.

     The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on July 18, 1998, and that any and all dividends were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

                COMPARISON OF 17 MONTH CUMULATIVE TOTAL RETURN*
                   AMONG PACIFIC MAGTRON INTERNATIONAL CORP.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                                              Cumulative Total Return
                                       -------------------------------------
                                       07/18/98          12/98         12/99
                                       --------          -----         -----
PACIFIC MAGTRON INTERNATIONAL CORP.      100.00          97.62        102.38
PEER GROUP                               100.00         111.97        134.16
NASDAQ STOCK MARKET (U.S.)               100.00         110.58        204.98


----------
* $100 INVESTED ON 7/18/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                  OTHER MATTERS

     Our Board is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS


     Any shareholder desiring to have a proposal included in our proxy statement for our 2000 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) to our principal executive offices a reasonable time before we begin to print and mail our proxy statement. We recommend you deliver any proposal by March 15, 2001.


                                  ANNUAL REPORT


     Our Annual Report on Form 10-K with certified financial statements required was filed for the fiscal year ended December 31, 1999 accompanies this Notice and Proxy Statement and was mailed to all shareholders of record on or about June 7, 2000. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on May 31, 2000. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.


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